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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the use of our report dated April 20, 2003 with respect to the financial statements included in the filing of the Registration Statement (Form S-8) of Swiss Medica, Inc. for the fiscal years ended December 31, 2001 and 2002.



Russell Bedford Stefanou Mirchandani LLP
McLean, Virginia
November 25, 2003